Net income per common share (Tables)	12 Months Ended
Dec. 31, 2015
Earnings Per Share
Schedule Of Earnings Per Share Basic And Diluted Table Text Block

(In thousands, except per share information)	2015	2014	2013
Net income (loss) from continuing operations	$893,997	$(190,510)	$558,818
Net income (loss) from discontinued operations	1,347	(122,980)	40,509
Preferred stock dividends	(3,723)	(3,723)	(3,723)
Net income (loss) applicable to common stock	$891,621	$(317,213)	$595,604
Average common shares outstanding	102,967,186	102,848,792	102,693,685
Average potential dilutive common shares	157,123	-	367,790
Average common shares outstanding - assuming dilution	103,124,309	102,848,792	103,061,475
Basic EPS from continuing operations	$8.65	$(1.88)	$5.41
Basic EPS from discontinued operations	$0.01	$(1.20)	$0.39
Total Basic EPS	$8.66	$(3.08)	$5.80
Diluted EPS from continuing operations	$8.64	$(1.88)	$5.39
Diluted EPS from discontinued operations	$0.01	$(1.20)	$0.39
Total Diluted EPS	$8.65	$(3.08)	$5.78